EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB of Jesup & Lamont, Inc. (formerly Empire Financial Holding Company) (the "Company") for fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald A. Wojnowski Jr., Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Donald A. Wojnowski Jr.                          March 28, 2008
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Donald A. Wojnowski Jr., President                        Date
(Principal Executive Officer)